[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

CONTRACT AMENDMENT NO. 1

THIS CONTRACT AMENDMENT (this “Amendment”) is effective as of the last dated signature below (the “Amendment Effective Date”) by and among Coherent NA, Inc., a Delaware corporation with offices at 5100 Patrick Henry Drive, Santa Clara, CA 95054 (“Seller”), Cytek Biosciences, Inc., a Delaware corporation with offices at 47215 Lakeview Boulevard, Fremont, CA 94538, Cytek (Wuxi) Biosciences Co., Ltd, a China subsidiary of Cytek Biosciences, Inc., with offices at 6-5 Jingxian Road, Xinwu District, Wuxi, Jiangsu Province, China, and Cytek Biosciences Pte. Ltd., a Singapore subsidiary of Cytek Biosciences, Inc., with offices at 1 North Coast Avenue #04-01, 1 North Coast, Singapore 737663 (together with Cytek Biosciences, Inc. and Cytek (Wuxi) Biosciences Co., Ltd, “Buyer”). Seller and Buyer may be referred to individually as a “Party” and jointly as the “Parties.”

BACKGROUND

WHEREAS, the Parties entered an Agreement dated August 25, 2021 (“Agreement”) pursuant to which Buyer may procure certain products from Seller; and

WHEREAS, the Parties wish to execute this Amendment to update the list of products which Buyer may procure from Seller under the Agreement and to make certain other changes.

NOW, THEREFORE, in exchange for the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereby agree as follows.

1.Introductory Paragraph. Subsection (1) of the first paragraph in the introductory section of the Agreement shall be deleted in its entirety and replaced with the following paragraph to reflect certain Buyer entity changes:

(1) Cytek Biosciences, Inc., a Delaware corporation having a place of business at 47215 Lakeview Boulevard, Fremont, CA 94538, Cytek (Wuxi) Biosciences Co., Ltd, a China subsidiary of Cytek Biosciences, Inc. having a place of business at 6-5 Jingxian Road, Xinwu District, Wuxi, Jiangsu Province, China, and Cytek Biosciences Pte. Ltd., a Singapore subsidiary of Cytek Biosciences, Inc., with offices at 1 North Coast Avenue #04-01, 1 North Coast, Singapore 737663 (together with Cytek Biosciences, Inc. and Cytek (Wuxi) Biosciences Co., Ltd, “Buyer”); and

2.Global Changes. All instances in the Agreement of the defined term “Cytek Biosciences, Inc.” shall be replaced with references to “Buyer” instead.

3.Introductory Paragraph. Subsection (2) of the first paragraph in the introductory section of the Agreement shall be deleted in its entirety and replaced with the following paragraph to reflect certain Seller entity changes:

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

(2) Coherent NA, Inc., a Delaware corporation having its registered office at 5100 Patrick Henry Drive, Santa Clara, CA 95054 (“Seller”);

4.Introductory Paragraph. The second paragraph in the introductory section of the Agreement shall be deleted in its entirety and replaced with the following paragraph:

In addition to the Parties specified above, (i) Coherent Asia, Inc., a California corporation having its registered office at 5100 Patrick Henry Drive, Santa Clara, CA 95054, (ii) Coherent (Beijing) Commercial Company Ltd., a PRC corporation having its registered office at Room 1006-1009, Raycom Info Park Tower B, No. 2 Kexueyuan South Road, Haidian District, Beijing 100190, China, (iii) Coherent China, Inc., a PRC corporation having its registered office at Floors 1 to 4, North Building, Building 1, Lot C1 (Fuzhou Software Park Jin'an Branch), Fuxing Economic Development Zone, No. 318 Fuguang Road, Jin'an District, Fuzhou City, Fujian Province, China, (iv) Coherent Hong Kong, a Hong Kong corporation having its registered office at Unit 1402, 14th Floor, Henley Building, No. 5 Queen’s Road Central, Hong Kong, 430206, China, and (v) Coherent Singapore Pte Ltd, a Singapore corporation having its registered office at 1 Kallang Sector #07-06, Kallang, 349276, Singapore, shall be party to this Agreement in a limited capacity solely to receive Orders and payments hereunder. For the avoidance of doubt and notwithstanding the foregoing, Coherent NA, Inc. is the primary party to this Agreement for Seller.

5.Section 3. Section 3 of the Agreement shall be deleted in its entirety and replaced with the following paragraphs:

3.1 The price (“Price”) for the Products is specified in Schedule 1 hereof and Orders shall be issued as follows: [*]

Entity	Delivery Location	Currency	Incoterms [*]
Coherent NA, Inc.	[*]	[*]	[*]
Coherent Asia, Inc.	[*]	[*]	[*]
Coherent (Beijing) Commercial Company Ltd.	[*]	[*]	[*]
Coherent China, Inc.	[*]	[*]	[*]
Coherent Singapore Pte Ltd	[*]	[*]	[*]
Coherent Hong Kong Limited	[*]	[*]	[*]

Notwithstanding the incoterms specified in the table above, the Price excludes [*], which shall be included as a line item in Seller’s quote, and [*] and [*], if any, and Seller shall invoice Buyer for such charges. Notwithstanding anything to the contrary in this Agreement, if any tariffs, duties, or related import/export costs applicable to the Products [*] shall be responsible for covering the additional costs. The additional costs shall be invoiced to and payable by Buyer in accordance with the payment terms of this Agreement.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

3.2 The Price remains fixed for the Term and Extension Term (each as defined in Section 16.1). Thereafter, Seller reserves the right to adjust the Price at the start of each Additional Extension Term (as defined in Section 16.1) by providing Buyer with written notice at least [*] ([*]) [*] prior to the start of the applicable Additional Extension Term. In such event and notwithstanding any provision in the Agreement to the contrary, Buyer shall have the right to decline renewal of the Agreement by providing Seller with written notice [*] ([*]) days prior to the start of the applicable new Additional Extension Term.

6.Section 5.1. Section 5.1 of the Agreement shall be deleted in its entirety and replaced with the following paragraph:

5.1 (a) Buyer may request to [*] for any Order by providing [*] ([*]) [*] prior written notice to Seller, provided that any such request is subject to [*].

(b) Notwithstanding the above subsection (a), Buyer may, [*] with [*] ([*]) [*] notice but with no more than [*] ([*%]) [*] of the previously scheduled backlog for part number [*].

(c) Notwithstanding the above subsection (a), Buyer may, [*] with [*] ([*]) [*] notice but with no more than [*] ([*%]) [*] of the previously scheduled backlog for part number [*].

7.Extension. As required by the last paragraph of Section 16.1 of the Agreement, the Parties hereby confirm their mutual agreement to renew the Agreement for an Additional Extension Term, which shall begin on August 25, 2025.

8.Schedule 1. Schedule 1 of the Agreement is hereby deleted in its entirety and replaced with Schedule 1 attached hereto as Exhibit A to this Amendment. For the avoidance of doubt, the pricing in this new Schedule 1 shall be effective as of the Amendment Effective Date and remain fixed for the above referenced Additional Extension Term.

9.No Other Changes. Except as otherwise expressly stated in this Amendment, no changes or amendments are made to the Agreement, and, unless otherwise agreed to in a signed writing executed by duly-authorized representatives of both Parties, all other terms and conditions set forth in the Agreement shall remain binding and enforceable until expiration or termination thereof.

[Signature Pages Follow]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

IN WITNESS WHEREOF, the Parties, intending to be legally bound by the foregoing, have caused this Amendment to be executed by their duly-authorized representatives.

Cytek Biosciences, Inc. Coherent NA, Inc.

By: /s/ Valerie Barnett By: /s/ Rob Lingscheit

Name: Valerie Barnett Name: Rob Lingscheit

Title: Chief Legal Officer Title: VP of Sales

Date: 8/11/2025 Date: 8/05/2025

Cytek (Wuxi) Biosciences Co., Ltd Coherent Asia, Inc.

By: /s/ Long (Eric) Chen By: /s/ Aaron Wax

Name: Long (Eric) Chen Name: Aaron Wax

Title: General Manager Title: Authorized Signatory

Date: 8/11/2025 Date: 8/12/2025

Cytek Biosciences Pte. Ltd.______ Coherent (Beijing) Commercial Company Ltd.

By: /s/ Philippe Busque By: /s/ Gary Kapusta

Name: Philippe Busque Name: Gary Kapusta

Title: Senior Vice President – Global Sales Title: EVP, Operations

Date: 8/11/2025 Date: 8/06/2025

[Signatures Continue on Next Page]

______________________________

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

______________________________
Coherent China, Inc.

______________________________ By: /s/ Gary Kapusta

______________________________ Name: Gary Kapusta

______________________________ Title: EVP, Operations

______________________________ Date: 8/06/2025

______________________________ Coherent Hong Kong

______________________________ By: /s/ Marie Martin

______________________________ Name: Marie Martin

______________________________ Title: Chief Compliance Officer

______________________________ Date: 8/06/2025

______________________________ Coherent Singapore Pte Ltd

______________________________ By: /s/ Mitchell A. McPeek

______________________________ Name: Mitchell A. McPeek

______________________________ Title: Director

______________________________ Date: 8/05/2025

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

EXHIBIT A
SCHEDULE 1: LIST OF PRODUCTS AND PRICE

[*]

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.